SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of report (date of earliest event reported):
February 13, 2004

LML PAYMENT SYSTEMS INC.
(Exact name of Registrant as specified in charter)

Yukon Territory (State or other jurisdiction of incorporation or organization)	0-13959 (Commission File No.)	###-##-#### (I.R.S. Employer Identification No.)

1680-1140 West Pender Street
Vancouver, B.C. V6E 4G1
(Address of principal executive offices)

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(604) 689-4440
(Registrant's telephone number, including area code)

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N/A
(Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

On February 13, 2004 the Registrant issued a news release, a copy of which is being filed as an exhibit to this report.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 20.1 News release dated February 13, 2004 announcing the Registrant's results for its third quarter and nine months ended December 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LML PAYMENT SYSTEMS INC.

By: /s/ Carolyn Gaines
Carolyn Gaines
Corporate Secretary

Date: February 17, 2004